Exhibit 10.30

Execution Copy

MANAGEMENT STOCK SUBSCRIPTION AGREEMENT

MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, dated as of June 30, 2003 between Travel Transaction Processing Corporation, a Delaware corporation (“Holding”), and the Employee whose name appears on the signature page hereof (the “Employee”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of Holding (the “Board”) wishes to grant to the Employee the aggregate number of shares of the Class A Common Stock, par value $.01 per share, of Holding set forth on the signature page hereof (the “Granted Common Shares”) in consideration of the Employee’s efforts in connection with the Partnership Interest Purchase Agreement, dated as of March 3, 2003 (the “Purchase Agreement”);

WHEREAS, the Board wishes to grant to the Employee the aggregate number of shares of the Series A Cumulative Compounding Preferred Stock, par value $.01 per share, of Holding set forth on the signature page hereof (the “Granted Preferred Shares”) in consideration of the Employee’s efforts in connection with the Purchase Agreement;

WHEREAS, The Board wishes to offer to the Employee the opportunity to purchase the aggregate number of shares of the Class A Common Stock set forth on the signature page hereof (the “Purchased Common Shares”) and the aggregate number of shares of the Series A Cumulative Compounding Preferred Stock set forth on the signature page hereof (the “Purchased Preferred Shares” and together with the Granted Common Shares, the Granted Preferred Shares and the Purchased Common Shares, the “Shares”), at the purchase price specified for each on such signature page.

NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

1.                                       Grant and Purchase and Sale of Shares.

(a)                  Grant of Common and Preferred Shares.  Subject to all of the terms and conditions of this Agreement, the Employee hereby subscribes for, and Holding shall grant to the Employee, the Granted Common Shares and the Granted Preferred Shares at the Closing provided for in Section 2(a) hereof.

(b)                 Tax Payment.  In connection with the grant of the Granted Common Shares and the Granted Preferred Shares described in Section 1(a) above, Holding shall pay to the Employee $1,034,853 at the Closing provided for in Section 2(a) hereof for the Employee’s federal, state, and local income tax requirements relating to such grant.  The Employee understands Holding will provide a Form 1099 covering the grant of shares described in Section 1(a) above and the cash payment provided for in this Section 1(b).

(c)                  Purchase of Common and Preferred Shares.  Subject to all of the terms and conditions of this Agreement, the Employee hereby subscribes for and shall purchase, and Holding shall sell to the Employee, the Purchased Common Shares at the purchase price indicated for Purchased Common Shares on the signature page and the Purchased Preferred Shares at the purchase price indicated for Purchased Preferred Shares on the signature page, both at the Closing provided for in Section 2(a) hereof.

(d)                 Consideration.  Subject to all of the terms and conditions of this Agreement, the Employee shall deliver to Holding at the Closing (as defined in Section 2(a) hereof) immediately available funds in the amount of the aggregate purchase price set forth on the signature page hereof for the Purchased Common Shares and Purchased Preferred Shares, it being understood that the Employee may use a portion of the tax payment described in Section 1(b) in satisfaction of the consideration amount.

(e)                    Compliance with Laws.  Notwithstanding anything in this Agreement to the contrary, Holding shall have no obligation to grant or sell any Shares to (i) any person who will not be an employee of Holding or any partnership, corporation, or other organization or entity a majority of whose outstanding voting interests are owned, directly or indirectly, by Holding (each, a “Subsidiary”) immediately following the Closing at which such Shares are to be granted or sold or (ii) any person who is a resident of a jurisdiction in which the grant or sale of Shares to such person would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

2.                                       Closing.

(a)                  Time and Place.  Except as otherwise mutually agreed by Holding and the Employee, the closing (the “Closing”) of the transactions contemplated by this Agreement shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York at 10:00 a.m. (New York time) on June 30, 2003.

(b)                 Delivery by Holding.  At the Closing, Holding shall deliver to the Employee stock certificates registered in such Employee’s name and representing the Shares, which certificates shall bear the legends set forth in Section 3(b).

(c)                  Delivery by the Employee.  At the Closing, the Employee shall deliver to Holding the consideration referred to in Section 1(d) hereof.

3.                                       Employee’s Representations, Warranties and Covenants.

(a)                  Investment Intention.  The Employee represents and warrants that the Employee is acquiring the Shares solely for the Employee’s own account for investment and not with a view to or for sale in connection with any distribution thereof.  The Employee agrees that the Employee will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and in compliance with applicable state and foreign securities or “blue sky” laws.  The Employee further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of (i) this Agreement, (ii) Section 2.1 of the Stockholders Agreement, dated as of June 30, 2003, among Holding, Citigroup Venture Capital Equity Partners, L.P., a limited partnership organized under the laws of Delaware (together with its affiliates, “CVC”), Ontario Teachers’ Pension Plan Board, a corporation without share capital organized under the laws of Ontario, Canada (“OTPP”) and certain other stockholders of Holding (as amended from time to time, the “Stockholders Agreement”) and (iii) Section 5 of the Registration Rights Agreement, dated as of June 30, 2003, among Holding, CVC, OTPP and certain stockholders of Holding (as amended from time to time, the “Registration Rights Agreement”) shall have been complied with or have expired.

(b)                 Legends.  The Employee acknowledges that the certificates representing the Shares shall bear the following legends or other appropriate legends:

(i)                                     “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS RECEIVED IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii)                                  “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (A) THE TRANSFER AND OTHER PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF JUNE 30, 2003; (B) THE PROVISIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN STOCKHOLDERS OF THE ISSUER (THE “STOCKHOLDERS AGREEMENT”) AND (C) A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 30, 2003, AMONG THE ISSUER AND CERTAIN

STOCKHOLDERS OF THE ISSUER (THE “REGISTRATION RIGHTS AGREEMENT”) AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, THE STOCKHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE ISSUER.  NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER, AND SUCH TRANSFER SHALL BE VOIDABLE, UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.”

(iii)                               “THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

(c)                  Securities Law Matters.  The Employee acknowledges receipt of advice from Holding that (i) the Shares have not been registered under the Securities Act based on an exemption provided under the Securities Act or qualified under any state or foreign securities or “blue sky” laws, (ii) it is not anticipated that there will be any public market for the Shares, (iii) the Shares must be held indefinitely and the Employee must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to the sales of the Shares, and Holding has made no covenant to make Rule 144 available, (v) when and if the Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in accordance with the terms and conditions of such Rule, this Agreement, the Stockholders Agreement and the Registration Rights Agreement, (vi) Holding does not plan to file reports with the Commission or make public information concerning Holding available unless required to do so by law or in connection with its financing arrangements, (vii) if the exemption afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (ix) a notation shall be made in the appropriate records of Holding indicating that the Shares are subject to restrictions on transfer set forth in Section 2.1 of the Stockholders Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

(d)                 Compliance with Rule 144.  When and if the Shares may be disposed of without registration in reliance upon Rule 144, the Employee shall transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

(e)                  Ability to Bear Risk.  The Employee represents and warrants that (i) the financial situation of the Employee is such that the Employee can afford to bear the economic risk of holding the Shares for an indefinite period and (ii) the Employee can afford to suffer the complete loss of the Employee’s interest in the Shares.

(f)                    Accredited Investor.  The Employee represents and warrants that he qualifies as an “Accredited Investor” under Regulation D promulgated under the Securities Act.  The Employee agrees to furnish such documents and to comply with such reasonable requests of Holding as may be necessary to substantiate the Employee’s status as a qualifying investor in connection with this private offering of Shares to the Employee.  The Employee represents and warrants that all information contained in such documents and any other written materials concerning the status of the Employee furnished by the Employee to Holding in connection with such requests will be true, complete and correct in all material respects.

(g)                 Other Rights and Obligations.  The Employee shall be entitled to the rights and subject to the obligations created under the Registration Rights Agreement and the Stockholders Agreement, each to the extent set forth therein.

4.                                       Representations and Warranties of Holding.  Holding represents and warrants to the Employee that (a) Holding has been duly incorporated and is an existing corporation in good standing under the laws of the State of  Delaware, (b) this Agreement has been duly authorized, executed and delivered by Holding and constitutes a valid and legally binding obligation of Holding enforceable against Holding in accordance with its terms, and (c) the Shares, when issued, delivered and paid for (if payment is required) in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

5.                                       Miscellaneous.

(a)                  Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding, or the Employee, as the case may be, at the following addresses or to such other address as Holding or the Employee, as the case may be, shall specify by notice to the others:

(i)  if to Holding, to it at:

300 Galleria Parkway, N.W.
Atlanta, Georgia 30339
Attn:  General Counsel

(ii)  if to the Employee, to the Employee at the address as   reflected in Holding’s books and records.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.  Copies of any notice or other communication given under this Agreement shall also be given to:

Citigroup Venture Capital Equity
Partners, L.P.
399 Park Avenue, 14th Floor
New York, New York  10022
Fax:  (212) 888-2940
Attention:  Joseph Silvestri

Ontario Teachers’ Pension Plan Board
5650 Yonge Street
Toronto, Ontario M2M 4H5
Fax:  (416) 730-5082
Attention:  Shael Dolman

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania  19103
Fax:  (215) 994-2222
Attention:  Geraldine A. Sinatra

Debevoise & Plimpton
919 Third Avenue
New York, New York  10022
Fax:  (212) 909-6836
Attention:  Margaret A. Davenport

Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Chicago, Illinois 6061
Attention:  Thomas P. Desmond

(b)                 Binding Effect; Benefits.  This Agreement shall be binding upon the parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to the Agreement and their respective permitted successors and assigns.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c)                  Waiver; Amendment.

(i)                                     Waiver.  Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein.  The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

(ii)                                  Amendment.  This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Employee and Holding.

(d)                 Entire Agreement.  This Agreement, together with the Stockholders Agreement and the Registration Rights Agreement, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective Subsidiaries, representatives and agents in respect of the subject matter hereof.

(e)                  Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Employee without the prior written consent of Holding.

(f)                    No Guarantee of Employment.  Nothing in this Agreement shall interfere with or limit in any way the right of Holding or any Subsidiary to terminate the

Employee’s employment at any time, or confer upon the Employee any right to continue in the employ of Holding or any Subsidiary.

(g)                 Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

(h)                 Survival.  Section 3 (relating to Employee’s representations, warranties and covenants) and Section 4 (relating to Holding’s representations and warranties) shall survive any termination of this Agreement.

(i)                     Section and Other Headings, etc.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(j)                     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Holding and the Employee have executed this Agreement as of the date first above written.

TRAVEL TRANSACTION PROCESSING CORPORATION

By:	/s/ Douglas L. Abramson
Name: Douglas L. Abramson
Title: Senior Vice President - Human Resources,
General Counsel and Secretary

THE EMPLOYEE:

/s/ M. Gregory O’Hara
M. Gregory O’Hara

Total Number of Granted Common Shares	453,370

Total Number of Granted Preferred Shares	1,659.557

Total Number of Purchased Common Shares	125,640

Purchased Common Shares Purchase Price:	$.31914894

Total Number of Purchased Preferred Shares:	459.902

Purchased Preferred Shares Purchase Price:	$1,000

Aggregate Purchase Price for Purchased Common Shares and Purchased Preferred Shares:	$500,000